OMB APPROVAL
OMB Number: 3235-0570
Expires: August 31, 2011
Estimated average burden hours
per response. . . . . . . . . . . . . . . . .18.9

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22067

AGIC Global Equity & Convertible Income Fund
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York,	NY 10105
(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna – 1345 Avenue of the Americas, New York, NY 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year: August 31, 2010

Date of reporting period: August 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2001. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1: REPORT TO SHAREHOLDERS

Annual Report

August 31, 2010

AGIC Global Equity & Convertible Income Fund
(formerly Nicholas-Applegate Global Equity & Convertible Income Fund)

8.31.10 | AGIC Global Equity & Convertible Income Fund Annual Report  1

Dear Shareholder:

The fiscal year ended August 31, 2010 encompassed two different stories. The first eight months were characterized by solid gains for convertible bonds and U.S. and global stocks, as the rally that began in March 2009 continued. However, during the last few months of the reporting period, slowing economic growth, global debt concerns and fears of a double-dip recession combined to make a significant portion of those gains evaporate.

The 12 Months in Review
For the fiscal year ended August 31, 2010, AGIC Global Equity & Convertible Income Fund (formerly Nicholas-Applegate Global Equity & Convertible Income Fund) returned 6.71% on net asset value (“NAV”) and 17.66% on market price.

In contrast, the Morgan Stanley Capital International (“MSCI”) All Country World Index, an unmanaged global index generally reflective of developed equity markets, advanced 3.49% in U.S. dollar terms. The Merrill Lynch All-Convertible Index, an unmanaged index generally representative of the convertible securities market, gained 14.27%. The S&P 500 Index, an unmanaged index that is generally representative of the U.S. stock market, rose 4.91% and the Barclays Capital U.S. Treasury Bond Index advanced 8.13% for the fiscal year.

Between October and December 2009, the economy, as measured by gross domestic product (“GDP”), grew at an annual rate of 5.0%. This slowed to 3.7% between January and March 2010 and 1.6% between April and June. In July and August, plunging home sales, tepid consumer spending and high unemployment instilled little confidence that growth would revive soon.

Abroad, there were fears that a handful of European governments could default on their debt. A European Union bailout of approximately $1 trillion calmed the markets initially, though some critics pointed out this was not a permanent fix. In China, the government took measures to throttle back the country’s booming economy.

The net effect of these factors was a rush for the exits by investors into the perceived safe haven of U.S. Treasury bonds. Prices surged and, as the Fund’s fiscal year drew to a close, the yield on the benchmark 10-year bond fell to 2.47%. Corporate bonds were perceived as risky and fell, as did stocks.

In this “unusually uncertain” period – to quote Federal Reserve (the “Fed”) Chairman Ben Bernanke – interest rates remained low. The Fed maintained the Federal Funds Rate – the interest rate banks charge to lend federal funds to other banks – in the 0.0% to 0.25% range. The discount rate – the interest rate charged

2  AGIC Global Equity & Convertible Income Fund Annual Report | 8.31.10

to banks for direct loans – ended the fiscal year at 0.75%, after an increase of 25 basis points in February. The Fed also lowered expectations for economic growth, indicating that it could take until 2016 for conditions to return to what policymakers considered “normal.”

Positioned To Face Today’s Challenges
As the economy slows down, there is talk of another recession – defined as two consecutive quarters of negative economic growth. There are also concerns over deflation, which occurs when the price of goods, services and wages fall. There is a third possibility as well: that the U.S. economy avoids both scenarios and continues to expand at a modest pace. Regardless of what unfolds, we believe that with careful research, investment opportunities can be identified.

For specific information on the Fund and its performance, please refer to the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Fund’s shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources is available on our website, www.allianzinvestors.com/closedendfunds.

Receive this report electronically and eliminate paper mailings. To enroll, go to www.allianzinvestors.com/ edelivery.

Together with Allianz Global Investors Fund Management LLC, the Fund’s investment manager, and Allianz Global Investors Capital LLC, the Fund’s sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess Chairman	Brian S. Shlissel President & Chief Executive Officer

8.31.10 | AGIC Global Equity & Convertible Income Fund Annual Report  3

AGIC Global Equity & Convertible Income Fund Fund Insights
August 31, 2010 (unaudited)

•	For the fiscal year ended August 31, 2010, AGIC Global Equity & Convertible Income Fund returned 6.71% on NAV and 17.66% on market price.

•

Global equities ended modestly higher for the reporting period with gains in emerging markets, North America and the Pacific region offsetting declines in Europe and Japan. A robust stock rally lost momentum in late spring and equity indexes slumped through summer, taking back most of the period’s early gains. Within the MSCI All Country World Index, companies in the consumer staples, consumer discretionary and materials sectors delivered the highest average returns. Share prices declined, on average, for index constituents in the financials and energy sectors.

•	The convertible market, as measured by the Merrill Lynch All-Convertible Index, experienced positive performance during the reporting period, exceeding the returns of many domestic equity benchmarks.

•

The high risk-aversion of 2008 and 2009 gradually subsided during the reporting period. Companies seeking debt financing experienced a highly accommodative corporate bond market. The easing of the credit crunch coincided with rising bond prices and a tightening of credit spreads.

•

Except for a brief early-summer spike in volatility, The Chicago Board Options Exchange Volatility Index (VIX) remained subdued throughout the period, despite multiple directional changes for stocks. Domestic call writing for the Fund was opportunistic. Volatility in European and Japanese equities spiked at the beginning of May from March lows and then fell into a more stable range, creating opportunities for international covered call-writing on a tactical basis.

•

Within the convertible universe, performance was broadly positive during the fiscal year. Securities in every sector recorded gains on average. Bond-like or busted convertibles rose in price despite the companies’ deteriorated operating fundamentals. Busted convertible securities trade like fixed-income investments because the market price of the common stock they convert to has fallen low enough to render the conversion feature valueless. Ultimately, improving credit conditions played the most significant role in the recovery of the convertible market.

•

In absolute terms, the Fund’s equity positions in the consumer discretionary, consumer staples and industrials sectors contributed most significantly to gains during the fiscal year. Fund positions in energy and utilities sector stocks detracted from performance. The Fund’s convertible weightings in the financials, utilities and materials sector contributed positively to returns versus the benchmark. Exposure to convertible securities in the energy, technology and health care sectors detracted from relative returns.

•

International markets, as measured by the MSCI EAFE Index, declined on average during the fiscal year. Weakness in Japan and in the European Union countries outweighed the relative strength of the Nordic countries, Switzerland and the developed Pacific markets of Hong Kong, Singapore and Australia.

•

Signs of weak but emerging economic growth sparked recovery in the ailing consumer discretionary and materials sectors during the period. In this environment, the Fund’s equity positions in carmaker Ford and online retailer Amazon contributed positively to returns. Ford provided upbeat guidance on profits early in the period and made progress throughout the fiscal year at improving its balance sheet and sharpening its focus on core businesses. Amazon shares posted sharp gains early in the period when the company provided guidance for substantial earnings growth ahead of the holiday shopping season.

•

Stock selection decisions among financials companies and an underweighting of the sector contributed to the Fund’s posting of gains in an area that declined for the Merrill Lynch All Convertibles All Quality Index. Positions in Commonwealth Bank and Challenger Financial Services, both based in Australia, benefited from a regional recovery and contributed positively to returns.

•

Equities in Europe remained weak amid concerns about the national debts of some of the countries using the euro currency. Greece, Spain, Ireland, Italy, and Portugal all contributed to an onslaught of headlines on the collective instability of the region’s monetary system. The Fund’s position in Spanish telecommunications company Telefonica declined on these concerns, detracting from returns during the period. France Telecom saw its share price drop in this environment, as the company’s efforts rebuild morale internally and its image externally ran up against a general feeling of angst among European consumers and investors.

4  AGIC Global Equity & Convertible Income Fund Annual Report | 8.31.10

AGIC Global Equity & Convertible Income Fund Performance & Statistics
August 31, 2010 (unaudited)

Total Return (1):	Market Price	NAV
1 Year	17.66%	6.71%
Commencement of Operations (9/28/07) to 8/31/10	(8.59)%	(6.84)%

Market Price/NAV Performance:
Commencement of Operations (9/28/07) to 8/31/10

Market Price/NAV:
Market Price	$14.10
NAV	$14.54
Discount to NAV	(3.03)%
Market Price Yield(2)	7.20%

Investment Allocation (as a % of total common stock)

(1)	Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all income dividends, capital gain and return of capital distributions, if any, have been reinvested. Total returns do not reflect the deduction of taxes that a shareholder would pay on a Fund’s distributions or the redemption of a Fund’s shares. Total return does not reflect broker commissions or sales charges. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2)	Market Price Yield is determined by dividing the annualized current quarterly per share dividend (comprised of net investment income and net capital gains, if any) payable to shareholders by the market price per share at August 31, 2010.

8.31.10 | AGIC Global Equity & Convertible Income Fund Annual Report  5

AGIC Global Equity & Convertible Income Fund	Schedule of Investments
August 31, 2010

Shares		Value
COMMON STOCK—80.3%
	Australia—3.2%
	Airlines—0.3%
152,554	Qantas Airways Ltd. (a)	$342,656
	Biotechnology—0.5%
17,462	CSL Ltd. (b)	513,564
	Commercial Banks—0.9%
19,579	Commonwealth Bank of Australia	880,316
	Construction & Engineering—0.4%
14,173	Leighton Holdings Ltd.	388,676
	Diversified Financial Services—0.5%
139,994	Challenger Financial Services Group Ltd.	471,289
	Metals & Mining—0.6%
13,924	BHP Billiton Ltd.	462,151
58,602	OneSteel Ltd.	151,222
		613,373
	Austria—0.1%
	Building Products—0.0%
3,027	Wienerberger AG (a)	39,259
	Metals & Mining—0.1%
2,316	Voestalpine AG	68,709
	Belgium—0.1%
	Chemicals—0.1%
5,374	Tessenderlo Chemie NV	152,003
	Brazil—0.9%
	Metals & Mining—0.9%
32,439	Vale S.A. - Cl. B — ADR	867,743
	Canada—0.4%
	Communications Equipment—0.4%
9,100	Research In Motion Ltd. (a)	390,026
	China—0.2%
	Electronic Equipment, Instruments—0.1%
30,500	Kingboard Chemical Holdings Ltd.	144,531
	Independent Power Producers—0.1%
38,000	China Resources Power Holdings Co., Ltd.	84,359
	Denmark—0.1%
	Construction & Engineering—0.1%
2,000	FLSmidth & Co. AS	117,819
	Finland—0.3%
	Communications Equipment—0.1%
7,353	Nokia Oyj	62,838
	Food & Staples Retailing—0.2%
4,984	Kesko Oyj - Cl. B	193,456

6  AGIC Global Equity & Convertible Income Fund Annual Report | 8.31.10

AGIC Global Equity & Convertible Income Fund	Schedule of Investments
August 31, 2010

Shares		Value
	France—2.6%
	Airlines—0.1%
4,355	Air France - KLM (a)	$57,314
	Automobiles—0.3%
9,874	Peugeot S.A. (a)	258,777
1,838	Renault S.A. (a)	74,466
		333,243
	Commercial Banks—0.5%
4,922	BNP Paribas	305,815
12,598	Credit Agricole S.A.	157,831
		463,646
	Diversified Telecommunication—0.9%
47,233	France Telecom S.A. (b)	962,894
	Electrical Equipment—0.2%
4,912	Alstom S.A.	234,027
	Household Durables—0.1%
2,043	SEB S.A.	150,236
	Metals & Mining—0.1%
3,088	ArcelorMittal	89,763
	Oil, Gas & Consumable Fuels—0.4%
8,490	Total S.A.	396,060
	Germany—2.3%
	Airlines—0.4%
23,665	Deutsche Lufthansa AG (a)	374,174
	Automobiles—1.0%
17,212	Daimler AG (a)(b)	835,148
3,950	Porsche Automobile Holding SE	184,769
		1,019,917
	Chemicals—0.4%
7,688	K+S AG	402,016
	Industrial Conglomerates—0.3%
2,992	Siemens AG	272,010
	Metals & Mining—0.1%
1,548	Salzgitter AG	94,358
	Multi-Utilities—0.0%
568	RWE AG	37,286
	Semiconductors & Semiconductor Equipment—0.1%
2,911	Aixtron AG	72,099
15,947	Infineon Technologies AG (a)	88,690
		160,789
	Greece—0.0%
	Commercial Banks—0.0%
4,039	National Bank of Greece S.A. (a)	50,294

8.31.10 | AGIC Global Equity & Convertible Income Fund Annual Report  7

AGIC Global Equity & Convertible Income Fund	Schedule of Investments
August 31, 2010

Shares		Value
	Hong Kong—2.5%
	Airlines—0.5%
197,000	Cathay Pacific Airways Ltd.	$488,607
	Diversified Financial Services—0.1%
8,000	Hong Kong Exchanges & Clearing Ltd.	126,204
	Electric Utilities—0.2%
59,000	Cheung Kong Infrastructure Holdings Ltd.	227,979
	Industrial Conglomerates—0.2%
3,600	Jardine Matheson Holdings Ltd.	156,451
	Marine—0.1%
10,500	Orient Overseas International Ltd.	84,918
	Paper & Forest Products—0.1%
112,000	Lee & Man Paper Manufacturing Ltd.	78,309
	Real Estate Management & Development—1.1%
41,000	Hang Lung Group Ltd.	247,359
118,000	New World Development Ltd.	190,328
56,000	Swire Pacific Ltd. - Cl. A	677,320
		1,115,007
	Semiconductors & Semiconductor Equipment—0.1%
16,500	ASM Pacific Technology Ltd.	134,592
	Specialty Retail—0.1%
19,981	Esprit Holdings Ltd.	112,737
	Ireland—0.0%
	Banks—0.0%
20,740	Anglo Irish Bank Corp. PLC (a)(c)	264
	Insurance—0.0%
9,738	Irish Life & Permanent PLC (a)	17,905
	Italy—0.7%
	Electric Utilities—0.3%
54,358	Enel SpA	258,708
	Household Durables—0.1%
14,735	Indesit Co. SpA	141,885
	Oil, Gas & Consumable Fuels—0.3%
13,395	ENI SpA	265,432
	Japan—5.5%
	Auto Components—0.1%
5,800	Tokai Rika Co., Ltd.	90,342
	Commercial Banks—0.3%
169,000	Hokuhoku Financial Group, Inc.	295,519
	Computers & Peripherals—0.1%
13,000	Toshiba Corp. (a)	61,134
	Consumer Finance—0.1%
490	ORIX Corp.	36,863
13,600	Promise Co., Ltd.	106,092
		142,955

8  AGIC Global Equity & Convertible Income Fund Annual Report | 8.31.10

AGIC Global Equity & Convertible Income Fund	Schedule of Investments
August 31, 2010

Shares		Value
	Japan—(continued)
	Diversified Telecommunication—0.1%
2,100	Nippon Telegraph & Telephone Corp.	$90,338
	Electronic Equipment, Instruments—0.4%
3,500	FUJIFILM Holdings Corp.	106,270
5,500	Mitsumi Electric Co., Ltd.	77,048
23,000	Nippon Chemi-Con Corp.(a)	91,947
14,000	Star Micronics Co., Ltd.	120,192
		395,457
	Health Care Equipment & Supplies—0.2%
7,000	Olympus Corp.	167,397
	Household Durables—0.4%
13,300	Sony Corp.	372,950
	Leisure Equipment & Products—0.5%
5,000	Nikon Corp.	83,365
7,900	Sankyo Co., Ltd.	399,809
		483,174
	Machinery—0.2%
5,000	Glory Ltd.	106,864
4,700	Shima Seiki Manufacturing Ltd.	88,004
		194,868
	Marine—0.5%
71,000	Mitsui OSK Lines Ltd.	446,502
32,000	Nippon Yusen KK	123,314
		569,816
	Metals & Mining—0.4%
4,300	JFE Holdings, Inc.	126,940
43,000	Nippon Steel Corp.	141,943
56,000	Sumitomo Metal Industries Ltd.	131,268
		400,151
	Pharmaceuticals—0.2%
6,000	Chugai Pharmaceutical Co., Ltd.	102,629
3,300	Daiichi Sankyo Co., Ltd.	65,963
		168,592
	Real Estate Management & Development—0.1%
2,000	Daito Trust Construction Co., Ltd.	114,906
	Road & Rail—0.1%
1,700	East Japan Railway Co.	109,995
	Software—0.1%
300	Nintendo Co., Ltd.	83,209
	Specialty Retail—0.0%
3,000	Aoyama Trading Co., Ltd.	41,373
	Tobacco—0.0%
16	Japan Tobacco, Inc.	49,729

8.31.10 | AGIC Global Equity & Convertible Income Fund Annual Report  9

AGIC Global Equity & Convertible Income Fund	Schedule of Investments
August 31, 2010

Shares		Value
	Japan—(continued)
	Trading Companies & Distribution—1.5%
54,000	ITOCHU Corp.	$440,435
70,000	Marubeni Corp.	360,562
26,000	Mitsui & Co., Ltd.	338,616
36,900	Sumitomo Corp.	422,913
		1,562,526
	Wireless Telecommunication Services—0.2%
50	KDDI Corp.	241,248
	Netherlands—0.1%
	Diversified Financial Services—0.1%
14,541	ING Groep NV (a)	128,780
	New Zealand—0.1%
	Construction Materials—0.1%
27,259	Fletcher Building Ltd.	143,782
	Norway—0.5%
	Chemicals—0.4%
10,500	Yara International ASA	420,073
	Energy Equipment & Services—0.1%
3,400	TGS Nopec Geophysical Co. ASA	45,543
	Singapore—1.2%
	Airlines—0.4%
40,000	Singapore Airlines Ltd.	446,667
	Commercial Banks—0.2%
36,000	Oversea-Chinese Banking Corp.	230,999
	Distributors—0.2%
9,000	Jardine Cycle & Carriage Ltd.	216,484
	Electronic Equipment, Instruments—0.2%
26,000	Venture Corp. Ltd.	167,123
	Real Estate Management & Development—0.1%
71,000	Wing Tai Holdings Ltd.	85,112
	Transportation Infrastructure—0.1%
29,200	SATS Ltd.	60,233
	Spain—1.4%
	Construction & Engineering—0.4%
9,221	ACS Actividades de Construccion y Servicios S.A.	382,896
2,822	Sacyr Vallehermoso S.A. (a)	12,712
		395,608
	Diversified Telecommunication—1.0%
45,274	Telefonica S.A.	1,003,561
	Sweden—1.7%
	Commercial Banks—0.2%
19,000	Nordea Bank AB	169,920
4,200	Swedbank AB (a)	46,959
		216,879

10  AGIC Global Equity & Convertible Income Fund Annual Report | 8.31.10

AGIC Global Equity & Convertible Income Fund	Schedule of Investments
August 31, 2010

Shares		Value
	Sweden—(continued)
	Household Durables—0.1%
5,400	Electrolux AB	$104,027
	Machinery—0.5%
20,200	Sandvik AB	239,019
16,000	Trelleborg AB - Cl. B	106,212
14,200	Volvo AB - Cl. B (a)	164,183
		509,414
	Specialty Retail—0.9%
26,400	Hennes & Mauritz AB - Cl. B	862,806
	Switzerland—1.3%
	Biotechnology—0.2%
5,878	Actelion Ltd. (a)	251,798
	Capital Markets—0.1%
2,773	Credit Suisse Group AG	121,423
	Insurance—0.8%
3,450	Zurich Financial Services AG (b)	767,582
	Textiles, Apparel & Luxury Goods—0.2%
656	Swatch Group AG	210,694
	United Kingdom—7.5%
	Aerospace & Defense—0.0%
11,929	BAE Systems PLC	53,819
	Capital Markets—0.1%
17,856	3i Group PLC	71,170
	Commercial Banks—0.5%
50,729	Barclays PLC	233,391
18,343	Lloyds TSB Group PLC (a)	19,349
51,937	Royal Bank of Scotland Group PLC (a)	35,249
9,470	Standard Chartered PLC	253,433
		541,422
	Commercial Services & Supplies—0.3%
13,579	Aggreko PLC	295,008
	Food & Staples Retailing—0.4%
92,742	WM Morrison Supermarkets PLC (b)	412,091
	Industrial Conglomerates—0.1%
4,961	Cookson Group PLC (a)	31,813
4,730	Smiths Group PLC	82,891
		114,704
	Insurance—0.6%
253,484	Old Mutual PLC	493,660
45,432	Standard Life PLC	141,588
		635,248
	Machinery—0.2%
17,900	Charter International PLC	167,250

8.31.10 | AGIC Global Equity & Convertible Income Fund Annual Report  11

AGIC Global Equity & Convertible Income Fund	Schedule of Investments
August 31, 2010

Shares		Value
	United Kingdom—(continued)
	Metals & Mining—1.6%
6,416	Anglo American PLC	$229,319
36,554	BHP Billiton PLC (b)	1,021,492
5,372	Rio Tinto PLC	270,774
4,527	Xstrata PLC	70,795
		1,592,380
	Multiline Retail—0.8%
26,858	Marks & Spencer Group PLC	142,207
21,928	Next PLC	664,485
		806,692
	Oil, Gas & Consumable Fuels—1.8%
16,993	BG Group PLC	272,749
	Royal Dutch Shell PLC,
16,201	Class A	429,974
45,399	Class B (b)	1,159,546
		1,862,269
	Professional Services—0.1%
14,108	Michael Page International PLC	85,743
	Specialty Retail—0.1%
72,326	Galiform PLC (a)	69,652
16,621	Game Group PLC	16,849
		86,501
	Tobacco—0.5%
14,650	British American Tobacco PLC (b)	497,439
	Wireless Telecommunication Services—0.4%
165,068	Vodafone Group PLC	397,178
	United States—47.6%
	Aerospace & Defense—0.7%
10,300	L-3 Communications Holdings, Inc.	685,980
	Auto Components—0.8%
31,200	Johnson Controls, Inc.	827,736
	Automobiles—1.1%
101,700	Ford Motor Co. (a)	1,148,193
	Beverages—2.2%
20,100	Coca-Cola Co.	1,123,992
15,600	Molson Coors Brewing Co. - Cl. B	679,536
7,600	PepsiCo, Inc.	487,768
		2,291,296
	Biotechnology—0.7%
22,800	Gilead Sciences, Inc. (a)	726,408
	Capital Markets—1.0%
31,248	Lazard Ltd. - Cl. A	976,813

12   AGIC Global Equity & Convertible Income Fund Annual Report | 8.31.10

AGIC Global Equity & Convertible Income Fund	Schedule of Investments
August 31, 2010

Shares		Value
	United States—(continued)
	Communications Equipment—3.4%
5,266	Aviat Networks, Inc.(a)	$20,748
44,800	Cisco Systems, Inc.(a)	898,240
5,984	EchoStar Corp. - Cl. A (a)	111,661
21,200	Harris Corp.	891,884
34,200	Juniper Networks, Inc. (a)	930,240
17,000	Qualcomm, Inc.	651,270
		3,504,043
	Computers & Peripherals—3.0%
4,275	Apple, Inc. (a)	1,040,407
61,000	EMC Corp. (a)(b)	1,112,640
7,500	International Business Machines Corp.	924,225
		3,077,272
	Diversified Financial Services—0.9%
24,837	JP Morgan Chase & Co.	903,073
	Diversified Telecommunication Services—0.9%
6,769	Frontier Communications Corp.	52,324
28,200	Verizon Communications, Inc.	832,182
		884,506
	Electric Utilities—1.1%
13,855	Entergy Corp.	1,092,328
	Electronic Equipment, Instruments & Components—0.6%
14,000	Amphenol Corp. - Cl. A	570,080
	Energy Equipment & Services—2.1%
9,700	Diamond Offshore Drilling, Inc.	564,346
11,600	National Oilwell Varco, Inc.	436,044
21,700	Schlumberger Ltd.	1,157,261
		2,157,651
	Food Products—0.6%
20,500	Archer-Daniels-Midland Co.	630,990
	Health Care Equipment & Supplies—1.6%
15,600	Baxter International, Inc.	663,936
3,680	Intuitive Surgical, Inc. (a)	975,310
		1,639,246
	Health Care Providers & Services—2.2%
23,000	CIGNA Corp.	741,060
15,000	McKesson Corp.	870,750
14,600	Medco Health Solutions, Inc. (a)	634,808
		2,246,618
	Hotels, Restaurants & Leisure—1.1%
15,000	McDonald’s Corp. (b)	1,095,900
	Household Durables—0.4%
7,690	Stanley Black & Decker, Inc.	412,492
	Household Products—1.0%
16,500	Procter & Gamble Co.	984,555

8.31.10 | AGIC Global Equity & Convertible Income Fund Annual Report  13

AGIC Global Equity & Convertible Income Fund	Schedule of Investments
August 31, 2010

Shares		Value
	United States—(continued)
	Independent Power Producers & Energy Traders—1.1%
12,500	Constellation Energy Group, Inc.	$366,625
38,461	NRG Energy, Inc. (a)	781,528
		1,148,153
	Industrial Conglomerates—1.7%
62,026	General Electric Co.	898,137
45,800	Textron, Inc.	781,806
		1,679,943
	Insurance—2.1%
46,000	Genworth Financial, Inc. - Cl. A (a)	498,180
11,760	MetLife, Inc.	442,176
17,000	Prudential Financial, Inc.	859,690
19,230	XL Group PLC - Cl. A	344,409
		2,144,455
	Internet Software & Services—0.9%
2,000	Google, Inc. - Cl. A (a)	900,040
	Machinery—2.5%
18,700	AGCO Corp. (a)	618,035
14,200	Deere & Co.	898,434
18,600	Joy Global, Inc. (b)	1,055,364
		2,571,833
	Media—0.5%
29,919	DISH Network Corp. - Cl. A	537,046
	Metals & Mining—1.2%
17,550	Freeport—McMoRan Copper & Gold, Inc.	1,263,249
	Multiline Retail—1.0%
19,500	Target Corp.	997,620
	Multi-Utilities—1.3%
28,169	PG&E Corp.	1,317,182
	Oil, Gas & Consumable Fuels—1.7%
5,500	Occidental Petroleum Corp.	401,940
23,900	Peabody Energy Corp.	1,022,920
18,800	Valero Energy Corp.	296,476
		1,721,336
	Pharmaceuticals—4.4%
16,000	Abbott Laboratories	789,440
43,300	Bristol-Myers Squibb Co.	1,129,264
18,224	Johnson & Johnson	1,039,132
43,391	Merck & Co., Inc.	1,525,628
		4,483,464
	Semiconductors & Semiconductor Equipment—1.6%
48,000	Intel Corp.	850,560
33,900	Texas Instruments, Inc.	780,717
		1,631,277

14   AGIC Global Equity & Convertible Income Fund Annual Report | 8.31.10

AGIC Global Equity & Convertible Income Fund Schedule of Investments
August 31, 2010

Shares				Value
		United States—(continued)
		Software—2.2%
44,500		Microsoft Corp.		$1,044,860
53,000		Oracle Corp.		1,159,640
				2,204,500

		Total Common Stock (cost—$133,505,002)		81,736,101

CONVERTIBLE PREFERRED STOCK—12.7%

Shares (000s)			Credit Rating (Moody’s/S&P)*
		Airlines—0.1%
2		Continental Airlines Finance Trust II, 6.00%, 11/15/30	Caa1/NR	71,638
		Automobiles—0.4%
60		General Motors Corp., 6.25%, 7/15/33, Ser. C (a)	WR/NR	441,000
		Banks—0.2%
4		Barclays Bank PLC, 10.00%, 3/15/11 (Teva Pharmaceuticals Industries Ltd.) (d)	A1/A+	198,393
		Capital Markets—0.3%
		Lehman Brothers Holdings, Inc. (c)(d)(e),
42		6.00%, 10/12/10, Ser. GIS (General Mills, Inc.)	WR/NR	135,833
9		28.00%, 3/6/09, Ser. RIG (Transocean, Inc.)	WR/NR	126,771
				262,604
		Commercial Banks—0.4%
2		Fifth Third Bancorp, 8.50%, 6/30/13, Ser. G (f)	Ba1/BB	211,080
—	(j)	Wells Fargo & Co., 7.50%, 3/15/13, Ser. L (f)	Ba1/A-	246,750
				457,830
		Commercial Services & Supplies—1.2%
9		Avery Dennison Corp., 7.875%, 11/15/20	NR/BB+	346,500
29		United Rentals, Inc., 6.50%, 8/1/28	Caa2/CCC	918,938
				1,265,438
		Consumer Finance—0.4%
1		SLM Corp., 7.25%, 12/15/10	Ba3/BB-	388,537
		Diversified Financial Services—2.1%
5		AMG Capital Trust I, 5.10%, 4/15/36	NR/BB	185,633
		Bank of America Corp.,
1		7.25%, 1/30/13, Ser. L (f)	Ba3/BB	475,000
7		10.00%, 2/24/11, Ser. SLB (Schlumberger Ltd.) (d)	A2/A	388,790
4		Citigroup, Inc., 7.50%, 12/15/12	NR/NR	480,690
41		JP Morgan Chase & Co., 10.00%, 1/20/11
		(Symantec Corp.) (d)	Aa3/A+	596,366
				2,126,479
		Food Products—1.3%
11		Archer-Daniels-Midland Co., 6.25%, 6/1/11	NR/BBB+	467,628
10		Bunge Ltd., 4.875%, 12/1/11 (f)	Ba1/BB	835,000
				1,302,628

8.31.10 | AGIC Global Equity & Convertible Income Fund Annual Report 15

AGIC Global Equity & Convertible Income Fund Schedule of Investments
August 31, 2010

Shares (000s)			Credit Rating (Moody’s/S&P)*	Value
		Household Durables—0.2%
4		Newell Financial Trust I, 5.25%, 12/1/27	WR/BB	$165,660
		Insurance—0.8%
22		American International Group, Inc., 8.50%, 8/1/11	Ba2/NR	158,670
5		Assured Guaranty Ltd., 8.50%, 6/1/12	NR/NR	343,408
14		XL Group Ltd., 10.75%, 8/15/11	Baa2/BBB-	370,859
				872,937
		Multi-Utilities—1.4%
30		AES Trust III, 6.75%, 10/15/29	B3/B	1,410,000
		Oil, Gas & Consumable Fuels—0.8%
5		ATP Oil & Gas Corp., 8.00%, 10/1/14 (f)(g)(h)	NR/NR	287,875
7		Chesapeake Energy Corp., 5.00%, 11/15/10 (f)	NR/B	528,463
				816,338
		Pharmaceuticals—0.4%
—	(j)	Mylan, Inc., 6.50%, 11/15/10	NR/B	392,767
		Real Estate Investment Trust—1.4%
11		Alexandria Real Estate Equities, Inc., 7.00%, 4/20/13 (f)	NR/NR	248,240
60		FelCor Lodging Trust, Inc., 1.95%, 12/31/49, Ser. A (a)(f)	Caa3/C	1,186,800
				1,435,040
		Wireless Telecommunication Services—1.3%
23		Crown Castle International Corp., 6.25%, 8/15/12	NR/NR	1,350,781

		Total Convertible Preferred Stock (cost—$19,538,002)		12,958,070

CONVERTIBLE BONDS & NOTES—6.5%

Principal Amount (000s)
		Auto Components—0.5%
$ 325		BorgWarner, Inc., 3.50%, 4/15/12	NR/BBB	468,000
		Commercial Services & Supplies—0.6%
650		Bowne & Co., Inc., 6.00%, 10/1/33 (i)	B3/CCC+	643,500
		Electrical Equipment—1.1%
400		EnerSys, 3.375%, 6/1/38 (i)	B2/BB	382,500
785		JA Solar Holdings Co., Ltd., 4.50%, 5/15/13	NR/NR	713,369
				1,095,869
		Energy Equipment & Services—0.3%
375		Hornbeck Offshore Services, Inc., 1.625%, 11/15/26 (i)	NR/B+	313,125
		Household Durables—0.5%
475		Stanley Black & Decker, Inc., zero coupon, 5/17/12, VRN	Baa1/A-	510,625
		Internet Software & Services—0.3%
275		VeriSign, Inc., 3.25%, 8/15/37	NR/NR	280,156
		IT Services—0.5%
475		Alliance Data Systems Corp., 1.75%, 8/1/13	NR/NR	457,187
		Machinery—0.3%
250		Titan International, Inc., 5.625%, 1/15/17 (g)(h)	NR/NR	298,750

16 AGIC Global Equity & Convertible Income Fund Annual Report | 8.31.10

AGIC Global Equity & Convertible Income Fund	Schedule of Investments
August 31, 2010

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value
	Media—0.7%
$ 310	Liberty Media LLC, 3.125%, 3/30/23	B1/BB-	$338,675
400	Regal Entertainment Group, 6.25%, 3/15/11 (g)(h)	NR/NR	405,500
			744,175
	Pharmaceuticals—0.6%
365	Biovail Corp., 5.375%, 8/1/14 (g)(h)	NR/NR	599,513
	Real Estate Investment Trust—0.4%
400	Health Care REIT, Inc., 4.75%, 12/1/26	Baa2/BBB-	438,000
	Semiconductors & Semiconductor Equipment—0.5%
600	Micron Technology, Inc., 1.875%, 6/1/14	NR/B	519,750
	Thrifts & Mortgage Finance—0.2%
200	MGIC Investment Corp., 5.00%, 5/1/17	NR/CCC+	194,750

	Total Convertible Bonds & Notes (cost—$6,892,126)		6,563,400

WARRANTS (a)—0.0%

Units
	Electronic Equipment, Instruments—0.0%
3,050	Kingboard Chemical Holdings Ltd., expires 10/31/12 (cost—$361)		1,341

SHORT-TERM INVESTMENT—0.4%

Principal Amount (000s)
	Time Deposit—0.4%
$ 444	Citibank - London, 0.03%, 9/1/10 (cost-$443,834)		443,834

	Total Investments before call options written (cost—$160,379,325)—99.9%		101,702,746

CALL OPTIONS WRITTEN (a)—(0.1)%

Contracts
	Dow Jones Euro Stoxx 50 Price Index, OTC,
1,945	strike price €2,743, expires 9/17/10		(36,225)
	Joy Global, Inc.,
85	strike price $65, expires 9/18/10		(1,700)
	McDonald’s Corp.,
105	strike price $75, expires 9/18/10		(3,675)
	NIKKEI 225 Index, OTC,
43,186	strike price ¥9,687, expires 9/10/10		(80)
	Total Call Options Written (premiums received—$85,226)		(41,680)

	Total Investments net of call options written (cost—$160,294,099) (k)—99.8%		101,661,066
	Other assets less other liabilities—0.2%		183,796
	Net Assets—100.0%		$101,844,862

8.31.10 | AGIC Global Equity & Convertible Income Fund Annual Report 17

AGIC Global Equity & Convertible Income Fund	Schedule of Investments
August 31, 2010

Notes to Schedule of Investments:

*	Unaudited.
(a)	Non-income producing.
(b)	All or partial amount segregated for the benefit of the counterparty as collateral for call options written.
(c)	Fair-Valued—Securities with an aggregate value of $262,868, representing 0.3% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.
(d)

Securities exchangeable or convertible into securities of an entity different than the issuer or structured by the issuer to provide exposure to securities of an entity different than the issuer. Such entity is identified in the parenthetical.

(e)	In default.
(f)	Perpetual maturity. Maturity date shown is the first call date.
(g)	Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $1,591,638, representing 1.6% of net assets.
(h)

144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(i)	Step Bond—Coupon is a fixed rate for an initial period then resets at a specific date and rate.
(j)	Less than 500 shares.
(k)

Securities with an aggregrate value of $31,059,896, representing 30.5% of net assets, were valued utilizing modeling tools provided by a third-party vendor as described in Note 1(a) in the Notes to Financial Statements.

Glossary:

€ — Euro
¥ — Japanese Yen
ADR — American Depository Receipt
NR — Not Rated
OTC — Over the Counter
REIT — Real Estate Investment Trust

VRN —

Variable Rate Note. Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on August 31, 2010.

WR — Withdrawn Rating

18 AGIC Global Equity & Convertible Income Fund Annual Report  |  8.31.10  |  See accompanying Notes to Financial Statements

AGIC Global Equity & Convertible Income Fund	Statement of Assets and Liabilities
August 31, 2010

Assets:
Investments, at value (cost—$160,379,325)	$101,702,746
Foreign currency (cost—$64,122)	62,591
Dividends and interest receivable (net of foreign withholding taxes)	365,405
Prepaid expenses	11,511
Total Assets	102,142,253

Liabilities:
Investment management fees payable	89,320
Call options written, at value (premiums received—$85,226)	41,680
Accrued expenses	166,391
Total Liabilities	297,391
Net Assets	$101,844,862

Composition of Net Assets:
Common Shares:
Par value ($0.00001 per share, applicable to 7,004,189 shares issued and outstanding)	$70
Paid-in-capital in excess of par	161,751,731
Dividends in excess of net investment income	(321,825)
Accumulated net realized loss	(948,711)
Net unrealized depreciation of investments, call options written and foreign currency transactions	(58,636,403)
Net Assets	$101,844,862
Net Asset Value Per Share	$14.54

See accompanying Notes to Financial Statements | 8.31.10 | AGIC Global Equity & Convertible Income Fund Annual Report 19

AGIC Global Equity & Convertible Income Fund	Statement of Operations
Year ended August 31, 2010

Investment Income:
Dividends (net of foreign withholding taxes of $83,076)	$2,816,820
Interest	386,011
Other income	91,251
Total Investment Income	3,294,082

Expenses:
Investment management fees	1,085,135
Custodian and accounting agent fees	99,516
Shareholder communications fees	85,080
Audit and tax services	54,642
Transfer agent fees	32,816
New York Stock Exchange listing fees	21,278
Legal fees	12,118
Trustees’ fees and expenses	10,170
Miscellaneous expenses	6,919
Total Expenses	1,407,674

Net Investment Income	1,886,408

Realized and Change in Unrealized Gain (Loss):
Net realized gain on:
Investments	3,850,291
Call options written	651,753
Foreign currency transactions	2,835
Net change in unrealized appreciation/depreciation of:
Investments	695,932
Call options written	114,425
Foreign currency transactions	(3,735)
Net realized and change in unrealized gain on investments, call options written and foreign currency transactions	5,311,501
Net Increase in Net Assets Resulting from Investment Operations	$7,197,909

20 AGIC Global Equity & Convertible Income Fund Annual Report | 8.31.10 | See accompanying Notes to Financial Statements

AGIC Global Equity & Convertible Income Fund	Statement of Changes in Net Assets

	Year ended August 31,
	2010	2009

Investment Operations:
Net investment income	$1,886,408	$3,129,043
Net realized gain on investments, call options written and foreign currency transactions	4,504,879	518,764
Net change in unrealized appreciation/depreciation of investments, call options written and foreign currency transactions	806,622	(21,046,022)
Net increase (decrease) in net assets resulting from investment operations	7,197,909	(17,398,215)

Dividends and Distributions to Shareholders from:
Net investment income	(2,276,643)	(3,854,964)
Net realized gains	(4,834,030)	(3,826,551)
Return of capital	(1,294,354)	(3,808,857)
Total dividends and distributions to shareholders	(8,405,027)	(11,490,372)
Total decrease in net assets	(1,207,118)	(28,888,587)

Net Assets:
Beginning of year	103,051,980	131,940,567
End of year (including dividends in excess of net investment income of $(321,825) and $(213,812), respectively)	$101,844,862	$103,051,980

See accompanying Notes to Financial Statements | 8.31.10 | AGIC Global Equity & Convertible Income Fund Annual Report 21

AGIC Global Equity & Convertible Income Fund	Notes to Financial Statements
August 31, 2010

1. Organization and Significant Accounting Policies
AGIC Global Equity & Convertible Income Fund, formerly known as Nicholas-Applegate Global Equity & Convertible Fund (the “Fund”), was organized as a Massachusetts business trust on May 3, 2007. Prior to commencing operations on September 28, 2007, the Fund had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended. Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Fund’s investment manager and is an indirect wholly-owned subsidiary Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. The Fund has an unlimited amount of $0.00001 par value per share of common shares authorized.

The Fund’s investment objective is to seek total return comprised of capital appreciation, current income and gains. Under normal market conditions the Fund pursues its investment objective by investing in a diversified, global portfolio of equity securities and income-producing convertible securities. The Fund also employ a strategy of writing (selling) call options on stocks held as well as on equity indexes in an attempt to generate gains from option premiums. There is no guarantee that the Fund will meet its stated objective.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Fund’s financial statements. Actual results could differ from these estimates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

The following is a summary of significant accounting policies consistently followed by the Fund:

(a) Valuation of Investments
Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Trustees, or persons acting at their discretion pursuant to procedures established by the Board of Trustees. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Synthetic convertible securities are valued based on quotations obtained from unaffiliated brokers who are the principal market-makers in such securities. Such valuations are derived by the brokers from proprietary models which are generally based on readily available market information including valuations of the common stock underlying the synthetic security. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside of the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

22 AGIC Global Equity & Convertible Income Fund Annual Report | 8.31.10

AGIC Global Equity & Convertible Income Fund Notes to Financial Statements
August 31, 2010

1. Organization and Significant Accounting Policies (continued)
The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the Fund’s financial statements. The Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing the securities, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time the Fund’s NAV is calculated. With respect to certain foreign securities, the Fund may fair-value securities using modeling tools provided by third-party vendors. The Fund has retained a statistical research service to assist in the determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Fund for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other assets, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Fund.

(b) Fair Value Measurements
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Fund has the ability to access

•

Level 2 – valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•	Level 3 – valuations based on significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation technique used.

The valuation techniques used by the Fund to measure fair value during the year ended August 31, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs. When fair-valuing securities, the Fund utilized multi-dimensional relational pricing models and the estimation of the price that would have prevailed in a liquid market for the international equities given information available at the time of evaluation.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities in accordance with Generally Accepted Accounting Principles (“GAAP”).

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Convertible Bonds — Convertible bonds are valued by independent pricing services based on various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

 8.31.10 | AGIC Global Equity & Convertible Income Fund Annual Report 23

AGIC Global Equity & Convertible Income Fund	Notes to Financial Statements
August 31, 2010

1. Organization and Significant Accounting Policies (continued)
Options Contracts — Options contracts traded over the counter (“OTC”) are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC option contracts are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period.

A summary of the inputs used at August 31, 2010 in valuing Fund’s assets and liabilities is listed below:

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 8/31/10

Investments in Securities – Assets
Common Stock:
Australia	—	$3,209,874	—	$3,209,874
Austria	—	107,968	—	107,968
Belgium	—	152,003	—	152,003
China	—	228,890	—	228,890
Denmark	—	117,819	—	117,819
Finland	—	256,294	—	256,294
France	$962,894	1,724,289	—	2,687,183
Germany	—	2,360,550	—	2,360,550
Greece	—	50,294	—	50,294
Hong Kong	—	2,524,804	—	2,524,804
Ireland	—	17,905	$264	18,169
Italy	—	666,025	—	666,025
Japan	—	5,635,679	—	5,635,679
Netherlands	—	128,780	—	128,780
New Zealand	—	143,782	—	143,782
Norway	—	465,616	—	465,616
Singapore	—	1,206,618	—	1,206,618
Spain	—	1,399,169	—	1,399,169
Sweden	—	1,693,126	—	1,693,126
Switzerland	—	1,351,497	—	1,351,497
United Kingdom	—	7,618,914	—	7,618,914
All other	49,713,047	—	—	49,713,047
Convertible Preferred Stock:
Banks	—	198,393	—	198,393
Capital Markets	—	—	262,604	262,604
Diversified Financial Services	1,141,323	985,156	—	2,126,479
Oil, Gas & Consumable Fuels	528,463	287,875	—	816,338
All other	9,554,256	—	—	9,554,256
Convertible Bonds & Notes	—	6,563,400	—	6,563,400
Warrants	1,341	—	—	1,341
Short-Term Investment	—	443,834	—	443,834

Total Investments in Securities – Assets	$61,901,324	$39,538,554	$262,868	$101,702,746

Investments in Securities – Liabilities
Call Options Written, at value:
Market Price	$(5,375)	$(36,305)	—	$(41,680)

Total Investments	$61,895,949	$39,502,249	$262,868	$101,661,066

There were no significant transfers between Levels 1 and 2 during the year ended August 31, 2010.

24 AGIC Global Equity & Convertible Income Fund Annual Report | 8.31.10

AGIC Global Equity & Convertible Income Fund	Notes to Financial Statements
August 31, 2010

1. Organization and Significant Accounting Policies (continued)
A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended August 31, 2010, were as follows:

	Beginning Balance 8/31/09	Net Purchases (Sales) and Settlements	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3*	Transfers out of Level 3*	Ending Balance 8/31/10

Investments in Securities – Assets
Common Stocks:
Ireland	$298	—	$(34)	—	—	$264
Convertible Preferred Stock:
Capital Markets	262,604	—	—	—	—	262,604

Total Investments	$262,902	—	$(34)	—	—	$262,868

The net change in unrealized appreciation/depreciation of Level 3 investments, which the Fund held at August 31, 2010, was $(34). Net change in unrealized appreciation/depreciation is reflected in the Statement of Operations.

* There were no transfers into or out of Level 3 during the fiscal year ended August 31, 2010.

(c) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income adjusted for the accretion of discount and amortization premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities. Conversion premium is not amortized. Payments received from certain investments may be comprised of dividends, realized gains and return of capital. These payments may initially be recorded as dividend income and may be subsequently reclassified as realized gains and/or return of capital upon receipt of information from the issuer. Payments received on synthetic convertible securities are generally included in dividend income.

(d) Federal Income Taxes
The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Fund’s management has determined that its evaluation has resulted in no material impact to the Fund’s financial statements at August 31, 2010. The Fund’s federal tax returns since the inception of the Fund remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions
The Fund declares quarterly dividends and distributions from net investment income and gains from option premiums and the sale of portfolio securities. The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

8.31.10 | AGIC Global Equity & Convertible Income Fund Annual Report  25

AGIC Global Equity & Convertible Income Fund	Notes to Financial Statements
August 31, 2010

1. Organization and Significant Accounting Policies (continued)
(f) Foreign Currency Translation
The Fund’s accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Fund’s Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(g) Convertible Securities
It is the Fund’s policy to invest a portion of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Fund’s investments in convertible securities include features which render them more sensitive to price changes in their underlying securities. The value of structured/synthetic convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at risk of loss depending on the performance of the underlying equity security. Consequently, the Fund is exposed to greater downside risk than traditional convertible securities, but still less than that of the underlying stock.

2. Principal Risks
In the normal course of business the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Fund also is exposed to various risks such as, but not limited to, interest rate, foreign currency, market price and credit risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rate will adversely affect the income received from such securities and the net asset value of the Fund’s shares.

The Fund is exposed to credit risk which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

26 AGIC Global Equity & Convertible Income Fund Annual Report | 8.31.10

AGIC Global Equity & Convertible Income Fund	Notes to Financial Statements
August 31, 2010

2. Principal Risks (continued)
To the extent the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

The Fund is subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in specific industries or investments in foreign issuers located in a specific country or region. Such concentrations will subject the Fund to additional risks resulting from future political or economical conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The Fund is exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss to the Fund could exceed the value of the financial assets recorded in the Fund’s financial statements. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. The Fund’s sub-adviser Allianz Global Investors Capital LLC (“AGIC” or the “Sub-Adviser”), an affiliate of the Investment Manager, seeks to minimize the Fund’s counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Fund has received payment. Payment is made on the purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Fund’s overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The market values of equity securities, such as common stock, preferred stock, securities convertible into equity securities or equity-related investments such as options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

During the year ended August 31, 2010, the Fund held synthetic convertible securities with Lehman Brothers, Inc. as the counterparty. On September 15, 2008 Lehman Brothers Holdings, Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. The value of the relevant securities has been written down to their estimated recoverable values.

3. Financial Derivatives Instruments

Disclosure about derivative instruments and hedging activities require qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivative instruments, and disclosure about credit-risk related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting. Although the Fund sometimes uses derivatives for hedging purposes, the Fund reflects derivatives at fair value and recognizes changes in fair value through the Fund’s Statement of Operations, and such derivatives do not qualify for hedge accounting treatment. Derivative contract amounts and values as of August 31, 2010, which are disclosed in the accompanying Notes to Financial Statements, are indicative of the volume of the Fund’s derivatives activities during the reporting period.

8.31.10 | AGIC Global Equity & Convertible Income Fund Annual Report  27

AGIC Global Equity & Convertible Income Fund	Notes to Financial Statements
August 31, 2010

3. Financial Derivatives Instruments (continued)
Option Transactions
The Fund purchases and writes (sells) put and call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of its investment strategies. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premiums and changes in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When an option is written, the premium received is recorded as an asset with an equal liability which is subsequently marked to market to reflect the market value of the option written. These liabilities are reflected as options written in the Fund’s Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Fund purchasing a security at a price different from its current market value.

Fair Value of Derivative Instruments at August 31, 2010

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure.

The effect of derivative instruments on the Fund’s Statement of Assets and Liabilities at August 31, 2010:

Location	Market Price

Liability derivatives:
Call options written, at value	$ (41,680)

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended August 31, 2010:

Location	Market Price

Net realized gain on:
Call options written	$651,753

Net change in unrealized appreciation/depreciation of:
Call options written	$114,425

4. Investment Manager/Sub-Adviser
The Fund has an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Fund’s Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable monthly, at the annual rate of 1.00% of the Fund’s average daily total managed assets. Total managed assets refer to the total assets of the Fund (including assets attributable to borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings).

The Investment Manager has retained the Sub-Adviser to manage the Fund’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Fund’s investment decisions. The Investment Manager, and not the Fund, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

28  AGIC Global Equity & Convertible Income Fund Annual Report | 8.31.10

AGIC Global Equity & Convertible Income Fund	Notes to Financial Statements
August 31, 2010

4. Investment Manager/Sub-Adviser (continued)
Effective August 25, 2010, the Sub-Advisory Agreement between the Investment Manager and Nicholas-Applegate Capital Management LLC (“NACM”) was novated from NACM to AGIC, the indirect parent of NACM.

The novation coincided with a larger corporate reorganization transferring the advisory businesses of NACM and Oppenheimer Capital LLC (“OCC”) to AGIC. Since 2009, AGIC has assumed a number of non-advisory functions from both NACM and OCC, and the transactions in August 2010 marked the last step in the full integration of these businesses under a single name and corporate entity.

5. Investments in Securities
Purchases and sales of investments, other than short-term securities for the year ended August 31, 2010 were $79,200,496 and $84,639,481, respectively.

(a) Transactions in options written for the year ended August 31, 2010:

	Contracts	Premiums

Options outstanding, August 31, 2009	92,365	$328,562
Options written	633,228	1,944,492
Options terminated in closing purchase transactions	(202,105)	(577,156)
Options expired	(478,167)	(1,610,672)

Options outstanding, August 31, 2010	45,321	$85,226

6. Income Tax Information
The tax character of distributions paid of $8,405,027 was comprised of $7,110,673 of ordinary income and $1,294,354 of return of capital.

At August 31, 2010, the Fund has no distributable earnings.

In accordance with U.S. Treasury regulations, the fund elected to defer realized foreign currency losses of $4,207 arising after October 31, 2009. Such losses are treated for tax purposes as arising on September 1, 2010.

For the year ended August 31, 2010, permanent differences are primarily attributable to the differing treatment of convertible securities, foreign currency transactions, amortization of bond premiums, and gains on the sale of investments in Passive Foreign Investment Companies (“PFICs”). These adjustments were to decrease dividends in excess of net investment income by $282,222 and increase accumulated net realized loss by $282,222.

The cost basis of portfolio securities for federal income tax purposes is $161,498,569. Aggregate gross unrealized appreciation for securities in which there is an excess value over tax cost is $4,166,532; aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $63,962,355; net unrealized depreciation for federal income tax purposes is $59,795,823. The difference between book and tax basis unrealized is attributable primarily to wash sales and the differing treatment of convertible securities.

7. Legal Proceedings
In June and September 2004, the Investment Manager and certain of it affiliates (including PEA Capital LLC (“PEA”), Allianz Global Investors Distributors LLC and Allianz Global Investors of America, L.P.), agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (“SEC”) and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered as an investment adviser and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Fund.

 8.31.10 | AGIC Global Equity & Convertible Income Fund Annual Report  29

AGIC Global Equity & Convertible Income Fund	Notes to Financial Statements
August 31, 2010

7. Legal Proceedings (continued)
Since February 2004, the Investment Manager and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing”, which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland (the “MDL Court”). After a number of claims in the lawsuits were dismissed by the MDL Court, the parties entered into a stipulation of settlement, which was publicly filed with the MDL Court in April 2010, resolving all remaining claims, but the settlement remains subject to the approval of the MDL Court.

The Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Fund, or on their ability to perform their respective investment advisory activities relating to the Fund.

8. Subsequent Events
On September 10, 2010, a quarterly dividend of $0.30 per share was declared to shareholders, payable September 29, 2010 to shareholders of record on September 20, 2010.

30  AGIC Global Equity & Convertible Income Fund Annual Report | 8.31.10

AGIC Global Equity & Convertible Income Fund Financial Highlights
For a share outstanding throughout each period:

			For the Period September 28, 2007* through August 31, 2008

	Year ended August 31,
	2010	2009
Net asset value, beginning of period	$14.71	$18.84	$23.88	**
Investment Operations:
Net investment income	0.27	0.44	0.65
Net realized and change in unrealized gain (loss) on investments, call options written and foreign currency transactions	0.76	(2.93)	(3.72)
Total from investment operations	1.03	(2.49)	(3.07)
Dividends and Distributions to Shareholders from:
Net investment income	(0.33)	(0.55)	(0.60)
Net realized gains	(0.69)	(0.55)	(1.32)
Return of capital	(0.18)	(0.54)	—
Total dividends and distributions to shareholders	(1.20)	(1.64)	(1.92)
Common Share Transactions:
Offering costs charged to paid-in capital in excess of par	—	—	(0.05)
Net asset value, end of period	$14.54	$14.71	$18.84
Market price, end of period	$14.10	$12.99	$18.10
Total Investment Return (1)	17.66%	(17.63)%	(20.67)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$101,845	$103,052	$131,941
Ratio of expenses to average net assets	1.30%	1.39%	1.23	%(2)
Ratio of net investment income to average net assets	1.74%	3.45%	3.31	%(2)
Portfolio turnover rate	75%	26%	105%

*	Commencement of operations.
**	Initial public offering of $25.00 per share less underwriting discount of $1.125 per share.
(1)

Total investment return is calculated assuming a purchase of a common share at the current market price on the first day and a sale of a common share at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Total investment return for a period of less than one year is not annualized.

(2)	Annualized.

See accompanying Notes to Financial Statements | 8.31.10 | AGIC Global Equity & Convertible Income Fund Annual Report  31

AGIC Global Equity & Convertible Income Fund	Report of Independent
Registered Public
Accounting Firm

To the Shareholders and Board of Trustees of:

AGIC Global Equity & Convertible Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AGIC Global Equity & Convertible Income Fund (the “Fund”) at August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on test basis evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
October 20, 2010

32  AGIC Global Equity & Convertible Income Fund Annual Report | 8.31.10

AGIC Global Equity & Convertible Income Fund	Annual Shareholder
Meeting Results/Changes
to Board of Trustees/
Tax Information (unaudited)

Annual Shareholder Meeting Results:

The Fund held its annual meeting of shareholders on December 16, 2009. Shareholders voted as indicated below:

	Affirmative	Withheld Authority
Re-election of Paul Belica - Class II to serve until 2012	6,215,021	139,136
Re-election of John C. Maney* - Class II to serve until 2012	6,231,186	122,971

James A. Jacobson, Hans W. Kertess, William B. Ogden, IV and Alan Rappaport continue to serve as Trustees.

* Interested Trustee.

Changes to Board of Trustees:

On September 10, 2009, Diana L. Taylor resigned as Trustee of the Fund.

On December 14, 2009, James A. Jacobson joined the Board of Trustees.

Mr. Robert E. Connor served as a Trustee of the Fund until his death on April 8, 2010.

Effective June 22, 2010, the Fund’s Board of Trustees appointed Alan Rappaport as a Trustee.

R. Peter Sullivan, III retired from the Fund’s Board of Trustees effective July 31, 2010.

Tax Information:

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the Fund to advise shareholders within 60 days of the Fund’s tax year-ended August 31, 2010 as to the federal tax status of dividends and distributions received by shareholders during such tax year.

Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, the Fund designates 32.86% of ordinary dividends paid (or the maximum amount allowable) as qualified dividend income.

The Fund designates 18.87% of ordinary dividends paid (or the maximum amount allowable) as qualifying for the Dividends Received Deduction.

Since the Fund’s tax year is not the calendar year, another notification will be sent with respect to calendar year 2010. In January 2011, shareholders will be advised on IRS Form 1099 DIV as to the federal tax status of the dividends and distributions received during calendar 2010. The amount that will be reported will be the amount to use on the shareholders’ 2010 federal income tax return and may differ from the amount which must be reported in connection with the Fund’s tax year ended August 31, 2010. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Fund.

 8.31.10 | AGIC Global Equity & Convertible Income Fund Annual Report  33

AGIC Global Equity & Convertible Income Fund	Matters Relating to the
Trustees’ Consideration of the
Investment Management &
Portfolio Management
Agreements (unaudited)

The Investment Company Act of 1940, requires that both the full Board of Trustees (the “Trustees”) and a majority of the non-interested Trustees (the “Independent Trustees”), voting separately, annually approve the continuance of the Fund’s Management Agreement with the Investment Manager (the “Advisory Agreement”) and Portfolio Management Agreement (the “Sub-Advisory Agreement”, and together with the Advisory Agreement, the “Agreements”) between the Investment Manager and the Sub-Adviser. The Trustees met in person on June 22-23, 2010 (the “contract review meeting”) for the specific purpose of considering whether to approve the continuation of the Advisory Agreement and the Sub-Advisory Agreement. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meeting.

Based on their evaluation of factors that they deemed to be material, including those factors described below, the Board of Trustees, including a majority of the Independent Trustees, concluded that the continuation of the Fund’s Advisory Agreement and the Sub-Advisory Agreement should be approved for a one-year period commencing July 1, 2010.

In connection with their deliberations regarding the continuation of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment management, administrative and other services performed by the Investment Manager or the Sub-Adviser under the applicable Agreements.

In connection with the contract review meeting, the Trustees received and relied upon materials provided by the Investment Manager which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the total return investment performance (based on net assets) of the Fund for various time periods and the investment performance of a group of funds with substantially similar investment classifications/objectives as the Fund identified by Lipper and the performance of applicable benchmark indices, (ii) information provided by Lipper on the Fund’s management fees and other expenses and the management fees and other expenses of comparable funds identified by Lipper, (iii) information regarding the investment performance and management fees of comparable portfolios of other clients of the Sub-Adviser, including institutional separate accounts and other clients, (iv) the profitability to the Investment Manager and the Sub-Adviser from their relationship with the Fund for the one year period ended March 31, 2010, (v) descriptions of various functions performed by the Investment Manager and the Sub-Adviser for the Fund, such as portfolio management, compliance monitoring and portfolio trading practices, and (vi) information regarding the overall organization of the Investment Manager and the Sub-Adviser, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Fund.

The Trustees’ conclusions as to the continuation of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

As part of their review, the Trustees examined the Investment Manager’s and the Sub-Adviser’s abilities to provide high quality investment management and other services to the Fund. The Trustees considered the investment philosophy and research and decision-making processes of the Sub-Adviser; the experience of key advisory personnel of the Sub-Adviser responsible for portfolio management of the Fund; the ability of the Investment Manager and the Sub-Adviser to attract and retain capable personnel; the capability and integrity of the senior management and staff of the Investment Manager and the Sub-Adviser; and the level of skill required to manage the Fund. In addition, the Trustees reviewed the quality of the Investment Manager’s and the Sub-Adviser’s services with respect to regulatory compliance and compliance with the investment policies of the Fund; the nature and quality of certain administrative services the Investment Manager is responsible for providing to the Fund; and conditions that might affect the Investment Manager’s or the Sub-Adviser’s ability to provide high quality services to the Fund in the future under the Agreements, including each organization’s respective business reputation, financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Sub-Adviser’s investment process, research capabilities and philosophy were well suited to the Fund given its investment objective and policies, and that the Investment Manager and the Sub-Adviser would be able to continue to meet any reasonably foreseeable obligations under the Agreements.

34  AGIC Global Equity & Convertible Income Fund Annual Report | 8.31.10

AGIC Global Equity & Convertible Income Fund	Matters Relating to the
Trustees’ Consideration of the
Investment Management &
Portfolio Management
Agreements (unaudited) (continued)

Based on information provided by Lipper, the Trustees also reviewed the Fund’s total return investment performance as well as the performance of comparable funds identified by Lipper. In the course of their deliberations, the Trustees took into account information provided by the Investment Manager in connection with the contract review meeting, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.

In assessing the reasonableness of the Fund’s fees under the Agreements, the Trustees considered, among other information, the Fund’s management fee and the total expense ratio as a percentage of average net assets attributable to common shares and the management fee and total expense ratios of comparable funds identified by Lipper.

The Trustees specifically took note of how the Fund compared to its Lipper peers as to performance, management fee expense and total expenses. The Trustees noted that the Investment Manager had provided a memorandum containing comparative information on the performance and expenses information of the Fund compared to the its Lipper peer categories. The Trustees noted that while the Fund is not charged a separate administration fee, it was not clear whether the peer funds in the Lipper categories were charged such a fee by their investment managers.

The Trustees noted that the expense group for the Fund provided by Lipper is small, consisting of a total of four non-leveraged closed-end funds, not including the Fund. The Trustees also noted that average net assets of the common shares of the funds in the peer group ranged from $71 million to $137.8 million, and that all of the funds but one are larger in asset size than the Fund. The Trustees also noted that the Fund was ranked third out of four funds in the expense peer group for actual management fees and fourth out of four funds for actual total expenses (with funds ranked first having the lowest fees/expenses and ranked fourth having the highest fees/expenses in the peer group).

With respect to performance, the Trustees also noted that the Fund outperformed its benchmark and had first quintile performance for the one-year period ended March 31, 2010 against a peer group of thirty seven funds.

At the request of the Trustees, the Investment Manager and Sub-Adviser agreed to provide performance information related to the Fund on a monthly basis.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that they were satisfied with the Investment Manager’s and the Sub-Adviser’s responses and efforts to continue to improve the Fund’s investment performance. The Trustees agreed to reassess the services provided by the Investment Manager and Sub-Adviser under the Agreements in light of the Fund’s ongoing performance at each quarterly Board meeting.

The Trustees also considered the management fees charged by the Sub-Adviser to other clients, including institutional separate accounts with investment strategies similar to those of the Funds. Regarding the institutional separate accounts, they noted that the management fees paid by the Fund are generally higher than the fees paid by these clients of the Sub-Adviser, but the Trustees were advised by the Sub-Adviser that the administrative burden for the Investment Manager and the Sub-Adviser with respect to the Fund is also relatively higher, due in part to the more extensive regulatory regime to which the Fund is subject in comparison to institutional separate accounts. The Trustees noted that the management fees paid by the Fund is generally higher than the fees paid by the open-end funds offered for comparison but were advised that there are additional portfolio management challenges in managing the Fund, such as meeting a regular dividend.

Based on a profitability analysis provided by the Investment Manager, the Trustees also considered the profitability of the Investment Manager and the Sub-Adviser from their relationship with the Fund and determined that such profitability was not excessive.

The Trustees also took into account that, as a closed-end investment company, the Fund does not currently intend to raise additional assets, so the assets of the Fund will grow (if at all) only through the investment performance of the Fund. Therefore, the Trustees did not consider potential economies of scale as a principal factor in assessing the fee rates payable under the Agreements.

 8.31.10 | AGIC Global Equity & Convertible Income Fund Annual Report  35

AGIC Global Equity & Convertible Income Fund	Matters Relating to the
Trustees’ Consideration of the
Investment Management &
Portfolio Management
Agreements (unaudited) (continued)

Additionally, the Trustees considered so-called “fall-out benefits” to the Investment Manager and the Sub-Adviser, such as reputational value derived from serving as Investment Manager and Sub-Adviser to the Fund.

After reviewing these and other factors described herein, the Trustees concluded with respect to the Fund, within the context of their overall conclusions regarding the Agreements that the fees payable under the Agreements represent reasonable compensation in light of the nature and quality of the services being provided by the Investment Manager and Sub-Adviser to the Fund.

36  AGIC Global Equity & Convertible Income Fund Annual Report | 8.31.10

AGIC Global Equity & Convertible Income Fund Privacy Policy (unaudited)

Privacy Policy:

Our Commitment to You
We consider customer privacy to be a fundamental aspect of our relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former shareholders’ personal information. To ensure our shareholders’ privacy, we have developed policies that are designed to protect this confidentiality, while allowing shareholders’ needs to be served.

Obtaining Personal Information
In the course of providing shareholders with products and services, we may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy
As a matter of policy, we do not disclose any personal or account information provided by shareholders or gathered by us to non-affiliated third parties, except as required for our everyday business purposes, such as to process transactions or service a shareholder’s account, or as otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. We may also retain non-affiliated financial services providers, such as broker-dealers, to market our shares or products and we may enter into joint-marketing arrangements with them and other financial companies. We may also retain marketing and research service firms to conduct research on shareholder satisfaction. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. We may also provide a shareholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial advisor or consultant.

Sharing Information with Third Parties
We reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, we may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party only if we receive a shareholder’s written request or consent.

Sharing Information with Affiliates
We may share shareholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a shareholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a shareholder and may include, for example, a shareholder’s participation in one of the Funds or in other investment programs, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information
We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In addition, we have physical, electronic, and procedural safeguards in place to guard a shareholder’s non-public personal information.

Disposal of Confidential Records
We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a shareholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

 8.31.10 | AGIC Global Equity & Convertible Income Fund Annual Report  37

AGIC Global Equity & Convertible Income Fund	Proxy Voting Policies &
Procedures/Changes to
Investment Policy (unaudited)

Proxy Voting Policies & Procedures:

A description of the polices and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30 is available (i) without charge, upon request, by calling the Fund’s shareholder servicing agent at (800) 254-5197; (ii) on the Fund’s website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov

Changes to Investment Policy:

On June 29, 2010, the Fund announced certain changes with respect to the Fund’s option writing strategy (the “Option Strategy”). Specifically, in implementing the Option Strategy, the Sub-Adviser will “sell” or “write” call options on stocks held in the Fund’s equity securities portfolio (the “Equity Component”) and on equity indexes. When the Fund writes a call option on an individual stock held in the Equity Component, it will generally do so with respect to approximately 70% of the value of the position, and when it writes a call option on an equity index, the face or notional amount of the index subject to the option will generally be equal to approximately 70% of the value of the corresponding securities in the Equity Component. Therefore, if the Fund determines to write call options on all or substantially all of the securities held in the Equity Component, it is expected that the Fund will have written call options positions with respect to approximately 70% of the aggregate value of the Equity Component. However, the extent of the Fund’s use of the Option Strategy will vary depending on market conditions and other factors, and the Fund may determine from time to time to write call options (whether they be on individual stocks and/or or on equity indexes) with respect to only a portion, or none, of the securities held in the Equity Component.

The Fund’s Option Strategy, to the extent utilized, is designed to generate gains from option premiums in an attempt to enhance distributions payable to the Fund’s shareholders and to reduce overall portfolio risk. However, there is no assurance that the Fund’s Option Strategy will achieve its objectives.

There are various risks associated with the Option Strategy, including that the Fund forgoes, during the life of a written call option, the opportunity to profit from increases in the market value of the underlying security or securities held by the Fund (in the case of an index option, to the extent the performance of the index is correlated with the corresponding securities held by the Fund) with respect to which the option was written above the sum of the premium and the strike price of the call. Therefore, the Option Strategy generally limits the Fund’s ability to benefit from the full upside potential of its equity holdings, while the Fund retains the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline. The use of written call options by the Fund also potentially involves correlation, liquidity, valuation, tax and other risks.

38  AGIC Global Equity & Convertible Income Fund Annual Report | 8.31.10

AGIC Global Equity & Convertible Income Fund	Dividend Reinvestment Plan
(unaudited)

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by BNY Mellon, as agent for the Common Shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf), will be paid cash by check mailed, in the case of direct shareholder, to the record holder by BNY Mellon, as the Fund’s dividend disbursement agent.

Unless you elect (or your broker or nominee elects) not to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1)

If on the payment date the net asset value of the Common Shares is equal to or less than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Fund will issue new shares at the greater of (i) the net asset value per Common Share on the payment date or (ii) 95% of the market price per Common Share on the payment date; or

(2)

If on the payment date the net asset value of the Common Shares is greater than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price on the payment date, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next distribution. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. The Plan Agent will also furnish each person who buys Common Shares with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive distributions in cash. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Fund’s shareholder servicing agent, BNY Mellon, P.O. Box 43027, Providence, RI 02940-3027, telephone number (800) 254-5197.

 8.31.10 | AGIC Global Equity & Convertible Income Fund Annual Report  39

AGIC Global Equity & Convertible Income Fund   Board of Trustees (unaudited)

Name, Date of Birth, Position(s) Held with
Funds, Length of Service, Other Trusteeships/
Directorships Held by Trustee; Number of
Portfolios in Fund Complex/Outside Fund
Complexes Currently Overseen by Trustee

Principal Occupation(s) During Past 5 years:

The address of each trustee is 1345 Avenue of the Americas, New York, NY 10105.

Hans W. Kertess
Date of Birth: 7/12/39
Chairman of the Board of Trustees since: 2007
Trustee since: 2007
Term of office: Expected to stand for re-election at
   2011 annual meeting of shareholders.
Trustee/Director of 52 funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex

President, H. Kertess & Co., a financial advisory company; Formerly, Managing Director, Royal Bank of Canada Capital Markets.

Paul Belica
Date of Birth: 9/27/21
Trustee since: 2007
Term of office: Expected to stand for re-election at
   2011 annual meeting of shareholders.
Trustee/Director of 52 funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex

Retired. Formerly Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc.; Formerly, Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.

James A. Jacobson
Date of Birth: 2/3/45
Trustee since: 2009
Term of office: Expected to stand for re-election at
   2011 annual meeting of shareholders.
Trustee/Director of 52 funds in Fund Complex;
Trustee/Director of 16 funds in Alpine Mutual Funds
   Complex.

Retired. Formerly, Vice Chairman and Managing Director of Spear, Leeds & Kellog Specialists, LLC, a specialist firm on the. New York Stock Exchange.

John C. Maney†
Date of Birth: 8/3/59
Trustee since 2007
Term of office: Expected to stand for re-election at
   2012 annual meeting of shareholders.
Trustee/Director of 77 funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex

Management Board of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Global Investors of America L.P. since January 2005 and also Chief Operating Officer of Allianz Global Investors of America L.P. since November 2006.

William B. Ogden, IV
Date of Birth: 1/11/45
Trustee since: 2008
Term of office: Expected to stand for re-election at
   2011 annual meeting of shareholders.
Trustee/Director of 52 funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex

Asset Management Industry Consultant; Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

Alan Rappaport Date of Birth: 3/13/53 Trustee since: 2010 Term of office: Expected to stand for election at 2010 annual meeting of shareholders. Trustee/Director of 52 funds in Fund Complex	Vice Chairman, Roundtable Investment Partners since 2009; Chairman (formerly President), Private Bank of America; Vice Chairman, U.S. Trust (2001-2008).

† Mr. Maney is an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, due to his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons: Management Board, Managing Director and Chief Operating Officer of Allianz Global Investors of America LLC, Member — Board of Directors and Chief Operating Officer of Allianz Global Investors of America Holdings Inc. and Oppenheimer Group, Inc.; Managing Director and Chief Operating Officer of Allianz Global Investors NY Holdings LLC; Management Board and Managing Director of Allianz Global Investors U.S. Holding LLC; Managing Director and Chief Operating Officer of Allianz Hedge Fund Partners Holding L.P. and Allianz Global Investors U.S. Retail LLC; Member — Board of Directors and Managing Director of Allianz Global Investors Advertising Agency Inc.; Compensation Committee of NFJ Investment Group LLC.; Management Board of Nicholas-Applegate Holdings LLC. Member — Board of Directors and Chief Operating Officer of PIMCO Global Advisors (Resources) Limited; Executive Vice President of PIMCO Japan Ltd; Chief Operating Officer of Allianz Global Investors U.S. Holding II LLC, and Member and Chairman — Board of Directors, President and Chief Operating Officer of PFP Holdings, Inc. and Managing Director of Allianz Global Investors Capital LLC.

Further information about certain of the Fund’s Trustees is available in the Fund’s Statements of Additional Information, dated September 25, 2007, which can be obtained upon request, without charge, by calling the Fund’s shareholder servicing agent at (800) 254-5197.

40  AGIC Global Equity & Convertible Income Fund Annual Report | 8.31.10

AGIC Global Equity & Convertible Income Fund   Fund Officers (unaudited)

Name, Date of Birth, Position(s) Held with Fund	Principal Occupation(s) During Past 5 Years:

Brian S. Shlissel Date of Birth: 11/14/64 President & Chief Executive Officer since: 2007

Managing Director, Head of Mutual Fund Services of Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 29 funds in the Fund Complex; Treasurer, Principal Financial and Accounting Officer of 48 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Director and President and Chief Executive Officer of Premier VIT.

Lawrence G. Altadonna Date of Birth: 3/10/66 Treasurer, Principal Financial and Accounting Officer since: 2007

Senior Vice President, Director of Fund Administration of Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 29 funds in the Fund Complex; Assistant Treasurer of 48 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Treasurer, Principal Financial and Accounting Officer of Premier VIT.

Thomas J. Fuccillo Date of Birth: 3/22/68 Vice President, Secretary & Chief Legal Officer since: 2007

Executive Vice President, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC; Executive Vice President of Allianz Global Investors of America L.P; Vice President, Secretary and Chief Legal Officer of 77 funds in the Fund Complex; Secretary and Chief Legal Officer of the Korea Fund, Inc. Formerly, Vice President, Secretary and Chief Legal Officer of Premier VIT.

Scott Whisten Date of Birth: 3/13/71 Assistant Treasurer since: 2007	Senior Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 77 funds in the Fund Complex. Formerly, Assistance Treasurer of Premier VIT.

Richard J. Cochran Date of Birth: 1/23/61 Assistant Treasurer since: 2008

Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 77 funds in the Fund Complex; formerly, Assistance Treasurer of Premier VIT; and Tax Manager, Teacher Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) (2002-2008).

Youse E. Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2007

Senior Vice President, Chief Compliance Officer, Allianz Global Investors of America L.P., Chief Compliance Officer of 77 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Chief Compliance Officer of Premier VIT.

Kathleen A. Chapman Date of Birth: 11/11/54 Assistant Secretary since: 2007	Senior Paralegal, Allianz Global Investors of America, L.P. (since March 2005); Assistant Secretary of 77 funds in the Fund Complex. Formerly, Assistant Secretary of Premier VIT.

Lagan Srivastava Date of Birth: 9/20/77 Assistant Secretary since: 2007	Assistant Secretary of 77 funds in the Fund Complex and of The Korea Fund, Inc. formerly Assistant Secretary of Premier VIT.

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

  8.31.10 | AGIC Global Equity & Convertible Income Fund Annual Report  41

(This Page Intentionally Left Blank)

(This Page Intentionally Left Blank)

(This Page Intentionally Left Blank)

Trustees	Fund Officers
Hans W. Kertess	Brian S. Shlissel
Chairman of the Board of Trustees	President & Chief Executive Officer
Paul Belica	Lawrence G. Altadonna
James A. Jacobson	Treasurer, Principal Financial & Accounting Officer
John C. Maney	Thomas J. Fuccillo
William B. Ogden, IV	Vice President, Secretary & Chief Legal Officer
Alan Rappaport	Scott Whisten
Assistant Treasurer
Richard J. Cochran
Assistant Treasurer
Youse E. Guia
Chief Compliance Officer
Kathleen A. Chapman
Assistant Secretary
Lagan Srivastava
Assistant Secretary

Investment Manager
Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, NY 10105

Sub-Adviser
Allianz Global Investors Capital LLC
600 West Broadway, 30th Floor
San Diego, CA 92101

Custodian & Accounting Agent
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent, Dividend Paying Agent and Registrar
BNY Mellon
P.O. Box 43027
Providence, RI 02940-3027

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of AGIC Global Equity & Convertible Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase its common shares in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Fund’s website at www.allianzinvestors.com/closedendfunds.

Information on the Fund is available at www.allianzinvestors.com/closedendfunds or by calling the Fund’s shareholder servicing agent at (800) 254-5197.

Receive this report electronically and eliminate paper mailings. To enroll, go to www.allianzinvestors.com/edelivery.

AZ605AR_083110

ITEM 2. CODE OF ETHICS

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-254-5197. The code of ethics is included as an Exhibit 99.CODEETH hereto.

(b) The CODE OF ETHICS PURSUANT TO SECTION 406 OF THE SARBANES-OXLEY ACT OF 2002 FOR PRINCIPAL EXECUTIVE AND SENIOR FINANCIAL OFFICERS (the “Code”) was updated to remove interested trustees from being subject to the Code, which is not required under Section 406 of the Sarbanes-Oxley Act of 2002. The Code also was updated to remove examples of specific conflict of interest situations and to add an annual certification requirement for Covered Officers. In addition, the approval or ratification process for material amendments to the Code was clarified to include approval by a majority of the independent trustees.

(c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Messrs. Paul Belica and James A. Jacobson, members of the Board’s Audit Oversight Committee are “audit committee financial experts,” and that they are “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods were $55,000 in 2009 and $55,000 in 2010.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $0 in 2009 and $0 in 2010. These services consist of accounting consultations, agreed upon procedure reports, attestation reports and comfort letters.

c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $14,175 in 2009 and $14,600 in 2010. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e) 1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

AGIC Global Equity & Convertible & Income Fund (The “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Funds’ financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUNDS

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audits of the Funds and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits
Seed audits (related to new product filings, as required)
SEC and regulatory filings and consents

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations
Fund merger support services
Agreed upon procedure reports
Other attestation reports

Comfort letters
Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance
Timely RIC qualification reviews
Tax distribution analysis and planning
Tax authority examination services
Tax appeals support services
Accounting methods studies
Fund merger support service
Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Funds
Financial information systems design and implementation
Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
Actuarial services
Internal audit outsourcing services
Management functions or human resources
Broker or dealer, investment adviser or investment banking services
Legal services and expert services unrelated to the audit
Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Funds’ independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)

The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)

Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

	e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

	f)	Not applicable

g)

Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2009 Reporting Period was $3,461,988 and the 2010 Reporting Period was $2,402,571.

h)

Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Paul Belica, Hans W. Kertess, James A. Jacobson, William B. Ogden, IV, Alan Rappaport.

ITEM 6. SCHEDULE OF INVESTMENTS

a)	The registrant’s Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

b)	Not applicable due to no such divestments during the semi-annual period covered since the previous form N-CSR filing.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

AGIC Global Equity & Convertible Income Fund (NGZ)
(the “Trust”)

PROXY VOTING POLICY

1.

It is the policy of the Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination. The Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of the Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other. Accordingly, the Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.

The Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the Trust. AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto. A summary of the detailed proxy voting policy of the Trust’s current sub-adviser is set forth in Appendix B attached hereto. Such summary may be revised from time to time to reflect changes to the sub-adviser’s detailed proxy voting policy.

3.

The party voting the proxies (i.e., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.

AGIFM and the sub-adviser of the Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policies.

5.

The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trust’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trust’s Chief Compliance Officer.

6.

This Proxy Voting Policy Statement (including Appendix B), the Proxy Voting Policy Summary of AGIFM and summary of the detailed proxy voting policy of the sub-adviser of the Trust with proxy voting authority, shall be made available (i) without charge, upon request, by calling 1-800-254-5197 and (ii) on the Trust’s website at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the Trust’s Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and summary of the detailed proxy voting policy of the Trust’s sub-adviser with proxy voting authority shall also be included in the Trust’s Registration Statements or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

1.

It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.	AGIFM, for each fund which it acts as an investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund, subject to the terms hereof.

3.

The party voting the proxies (e.g., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.

AGIFM and each sub-adviser of a fund shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.

The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by such funds’ respective boards or chief compliance officers.

6.

This Proxy Voting Policy Summary and summaries of the proxy voting policies for each sub-adviser of a fund advised by AGIFM shall be available (i) without charge, upon request, by calling 1-800-254-5197 and (ii) at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, this Proxy Voting Policy Summary and summaries of the detailed proxy voting policies of each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B

Allianz Global Investors Capital LLC (“AGI Capital”)

Description of Proxy Voting Policy

AGI Capital typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. When voting proxies, AGI Capital seeks to make voting decisions solely in the best interests of its clients and to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

AGI Capital has adopted written Proxy Policy Guidelines and Procedures (the “Proxy Guidelines”) that are reasonably designed to ensure that the firm is voting in the best interest of its clients. The Proxy Guidelines reflect AGI Capital’s general voting positions on specific corporate governance issues and corporate actions. AGI Capital has retained an independent third party service provider (the “Proxy Provider”) to assist in the proxy voting process by implementing the votes in accordance with the Proxy Guidelines as well as assisting in the administrative process. In certain circumstances, a client may request in writing that AGI Capital vote proxies for its account in accordance with a set of guidelines which differs from the Proxy Guidelines. In that case, AGI Capital will vote the shares held by such client accounts in accordance with their direction which may be different from the vote cast for shares held on behalf of other client accounts that vote in accordance with the Proxy Guidelines.

AGI Capital will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions. Certain countries require the freezing of shares for trading purposes at the custodian/sub-custodian bank level in order to vote proxies to ensure that shareholders voting at meetings continue to hold the shares through the actual shareholder meeting. However, because AGI Capital cannot anticipate every proxy proposal that may arise (including a proxy proposal that an analyst and/or portfolio manager believes has the potential to significantly affect the economic value of the underlying security, such as proxies relating to mergers and acquisitions), AGI Capital may, from time to time, instruct the Proxy Provider to cast a vote for a proxy proposal in a share blocked country.

The Proxy Guidelines also provide for oversight of the proxy voting process by a Proxy Committee. The Proxy Committee meets at a minimum on an annual basis and when necessary to address potential conflicts of interest. AGI Capital may have conflicts of interest that can affect how it votes its client’s proxies. In order to ensure that all material conflicts of interest are addressed appropriately while carrying out AGI Capital’s obligation to vote proxies, the Proxy Committee is responsible for developing a process to identify proxy voting issues that may raise conflicts of interest between AGI Capital and its clients and to resolve such issues. Any deviations from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Investment Advisers Act.

The Proxy Committee monitors the outsourcing of voting obligations to the Proxy Provider and AGI Capital’s proxy voting recordkeeping practices; adheres to a process for resolution of voting issues that require a case-by-case analysis; and, to the extent the Proxy Guidelines do not cover potential proxy voting issues, determines a process for voting such issues.

In accordance with the Proxy Guidelines, AGI Capital may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote a proxy. Upon receipt of a client’s written request, AGI Capital may also vote proxies for that client’s account in a particular manner that may differ from the Proxy Guidelines. In addition, AGI Capital may refrain from voting a proxy on behalf of its clients’ accounts due to de-minimis holdings, immaterial impact on the portfolio, items relating to non-U.S. issuers (such as those described below), non-discretionary holdings not covered by AGI Capital, timing issues related to the opening/closing of accounts, securities lending issues (see below), contractual arrangements with clients and/or their authorized delegate, the timing of receipt of information, or where circumstances beyond its control prevent it from voting. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on foreigner’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

If a client has decided to participate in a securities lending program, AGI Capital will defer to the client’s determination and not attempt to recall securities on loan solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in the marketplace. If the participating client requests, AGI Capital will use reasonable efforts to notify the client of proxy measures that AGI Capital deems material.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a) (1) Allianz Global Investors Capital LLC (“AGI Capital” or the “Investment Adviser”)

As of November 1, 2010, the following individuals constitute the team that has primary responsibility for the day-to-day implementation of the AGIC Global Equity & Convertible Income Fund (NGZ), with Mr. Forsyth serving as the lead portfolio manager:

Steven Tael, Ph.D., CFA
Vice President, Portfolio Manager, Systematic
Steven Tael has been a co-portfolio manager of the Fund since 2008 and joined AGI Capital in 2005 and has portfolio management responsibilities on the International, Global, and Emerging Markets Systematic strategies. Previously, Steve worked at Mellon Capital Management in San Francisco, where he was a research analyst in the area of investment research. His experience spans quantitative model building, model production and portfolio management. Prior to that, he was an Advisory Systems Engineer for Bank of America, where he co-developed a global portfolio risk reporting system. He also was Director of Information Technologies at AffiniCorp USA. Steve has a Ph.D. in applied mathematics and statistics from State University of New York, Stony Brook, and a B.S. and M.A. in mathematics from the University of California, Santa Barbara. He has fourteen years of investment industry experience.

Kunal Ghosh
Senior Vice President, Portfolio Manager, Systematic
Kunal Ghosh has been a co-portfolio manager of the Fund since 2008 and joined AGI Capital in 2006 and has portfolio management responsibilities on the firm’s our International, Global, and Emerging Markets Systematic strategies. Prior to joining the firm, Kunal was a research associate and then portfolio manager for Barclays Global Investors. His experience includes building and implementing models for portfolio management. Before that, he was a quantitative analyst for the Cayuga Hedge Fund. Kunal earned his M.B.A. in finance from Cornell University, his M.S. in material engineering from the University of British Columbia, and his B.Tech from Indian Institute of Technology. He has seven years of investment industry experience.

Douglas G. Forsyth, CFA
Managing Director, Portfolio Manager
Doug Forsyth has been a lead portfolio manager of the Fund since inception (2007) and oversees AGI Capital’s Income and Growth Strategies portfolio management and research teams and is a member of the firm’s Executive Committee. Prior to joining AGI Capital in 1994, Doug was a securities analyst at AEGON USA, where he was responsible for financial and strategic analysis of high yield securities. Mr. Forsyth earned his B.B.A. in finance at The University of Iowa and has eighteen years of investment industry experience.

Justin Kass, CFA
Managing Director
Justin Kass has been a co-portfolio manager the Fund since 2008 and joined AGI Capital in 2000 with responsibilities for portfolio management and research on the firm’s Income and Growth Strategies team. He was previously an analyst and interned on the team, where he added significant depth to the firm’s proprietary Upgrade Alert Model. He earned his M.B.A. in finance from The UCLA Anderson School of Management and his B.S. from the University of California, Davis. He has twelve years of investment industry experience.

Michael E. Yee
Senior Vice President
Michael Yee has been a co-portfolio manager the Fund since 2008 and has portfolio management, trading and research responsibilities for the Income and Growth Strategies team. He has been a member of the team since 1999. Mr. Yee was previously an analyst for the Global/Systematic team, held positions in global and domestic portfolio administration areas, and in client services. Prior to joining AGI Capital in 1995, he worked as a financial consultant for Priority One Financial/Liberty Foundation. Mr. Yee holds an M.B.A. from San Diego State University and a B.S. from the University of California at San Diego. He has sixteen years of investment industry experience.

(a) (2)

The following summarizes information regarding each of the accounts, excluding the Fund, as of August 31, 2010, but including accounts managed by a team, committee, or other group that includes the portfolio managers.

	Other RICs		Other Accounts			Other Pooled Investment Vehicles

PM	#	AUM($million)	#	AUM($million)		#	AUM($million)

Steven Tael, PhD, CFA	5	281.6	30	1,055.8	*	5	381.0
Kunal Ghosh	5	281.6	30	1,055.8	*	5	381.0
Douglas G. Forsyth, CFA	7	3,304.0	10	1,290.2		5	589.4	**
Justin Kass, CFA	7	3,304.0	10	1,290.2		5	589.4	**
Michael E. Yee	7	3,304.0	10	1,290.2		5	589.4	**

*Of these other accounts, three accounts totaling $517.9 million in assets pay an advisory fee that is based in part on the performance of the account.

**Of these other pooled investment vehicles, three accounts totaling $417.8 million in assets pay an advisory fee that is based in part on the performance of the account.

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some conflicts faced by investment professionals at most major financial firms.

The Investment Adviser has adopted compliance policies and procedures that address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.
•

The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

When the Investment Adviser considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Investment Adviser’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold—for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. The Investment Adviser considers many factors when allocating securities among accounts, including the account’s investment style, applicable investment restrictions, availability of securities, available cash and other current holdings. The Investment Adviser attempts to allocate investment opportunities among accounts in a fair and equitable manner. However, accounts are not assured of participating equally or at all in particular investment allocations due to such factors as noted above.

“Cross trades,” in which one Investment Adviser account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest when cross trades are effected in a manner perceived to favor one client over another. For example, if the Investment Advisor crosses a trade between performance fee account and a fixed fee account that result in a benefit to the performance fee account and a detriment to the fixed fee account. The Investment Adviser has adopted compliance procedures that provide that all cross trades are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise from the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are subject to suitability for the particular account involved. Thus, a particular security may not be bought or sold for certain accounts even though it was bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. The Investment Adviser maintains trading policies designed to provide portfolio managers an opportunity to minimize the effect that short sales in one portfolio may have on holdings in other portfolios.

A portfolio manager who is responsible for managing multiple accounts may devote unequal time and attention to the management of those accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund’s portfolio manager(s) may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide the Investment Adviser with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. In order to be assured of continuing to receive services considered of value to its clients, the Investment Adviser has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934. The Investment Adviser allocates the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund.

A Fund’s portfolio manager(s) may also face other potential conflicts of interest in managing a Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity.

The Investment Adviser’s investment personnel, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to the Investment Adviser’s Codes of Ethics, which contain provisions and requirements designed to identify and address conflicts of interest between personal investment activities and the interests of the Funds. The Code of Ethics is designed to ensure that the personal securities transactions, activities and interests of the employees of the Investment Adviser will not interfere with (i) making decisions in the best interest of advisory clients (including the Funds) or (ii) implementing such decisions while, at the same time, allowing employees to invest for their own accounts.

(a) (3)

          As of August 31, 2010 the following explains the compensation structure of each individual who shares primary responsibility for day-to-day portfolio management of the Fund:

          Investment professional compensation has different components that are fixed and variable (long-term or short-term). Together, they form a policy that is designed to:

•	retain investment talent for the long-term,
•	link pay to investment performance,
•	build a common culture for the larger organization, and
•	align incentives with our organizational values.

The AGI Capital compensation structure consists of the following:

•

Base Pay. Each portfolio manager is paid a fixed base salary that is set at a level determined by AGI Capital. In setting the base salary, the firm’s intentions are to be competitive in light of the portfolio manager’s experience and responsibilities. Firm management evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation consultants.

•

Annual Cash Bonus. Each portfolio manager is eligible for an annual cash bonus, which is based generally on the relevant fund’s pre-tax performance. Compensation linked to investment performance typically uses the relevant fund’s benchmark (as specified in its summary prospectus) and/or peer group ranking through measurement periods that are trailing one, three and five years, but vary by investment team and fund. The differences in time periods are not arbitrary, but are linked to the nature of the investment processes, strategies and investment turnover.

•	Firm Profit-Linked Incentives.

Profits Interest Plan (PIP). This equity-like program is designed to link the success of AGI Capital’s discrete investment platforms together, building a common AGI Capital culture that supports the specific investment cultures of each platform and retain and incent investment professionals for long term career success at AGI Capital. Units are awarded to managing directors annually, have a terminal value that vests over five years and pay an annual “dividend distribution” based on operating profit of AGI Capital. The terminal value is paid in years 5 through 10, creating a long-term focus on building a sustainable business. As described below, these units will typically comprise between 10 and 30% of total compensation based on allocation amounts and values.

Long Term Incentive Plan (LTIP). This equity-like program is similarly designed to link individual success of AGI Capital’s discrete investment platforms together, build a common culture that supports the specific investment cultures of each platform and retain and incent investment professionals for long term career success. Units are awarded to non-managing directors annually, the units have a terminal value that vests over three years but do not pay an annual distribution. The terminal value is based on a combination of earnings growth at AGI Capital and at Allianz Global Investors AG in total. The terminal value is paid after three years. The LTIP is designed to create a long-term focus on building a sustainable business for vice president- and senior vice president- level investment professionals. As described below, these units will typically comprise between 10% and 30% of total compensation based on allocation amounts and values.

          The AGI Capital compensation policy seeks to target the various components proportionally as:

•	Base Pay:	25% to 35% of total compensation
•	Annual Cash Bonus:	35% to 55% of total compensation
•	PIP/LTIP:	10% to 30% of total compensation

The resulting mix is typically 45% to 85% variable and 25% to 35% stable. The variable component is roughly 1/3 to 2/3 linked to investment performance and the balance linked to long-term, profitability of the firm. Compensation linked to investment results is paid annually; compensation linked to firm profitability is paid over 10 years in the case of PIP and 3 years in the case of LTIP.

(a) (4)

The following summarizes the dollar range of securities the portfolio managers for the Fund beneficially owned of the Fund that they managed as of August 31, 2010.

AGIC Global Equity & Convertible Income Fund

Portfolio Manager	Dollar Range of Equity Securities in the Fund

Steven Tael	None
Kunal Ghosh	None
Douglas G. Forsyth	None
Justin Kass	None
Michael Yee	None

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Exhibit 99.CODE ETH — Code of Ethics

(a) (2) Exhibit 99 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not Applicable

(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) AGIC Global Equity & Convertible Income Fund

By	/s/ Brian S. Shlissel

President and Chief Executive Officer

Date: November 1, 2010

By	/s/ Lawrence G. Altadonna

Treasurer, Principal Financial & Accounting Officer

Date: November 1, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel

President and Chief Executive Officer

Date: November 1, 2010

By	/s/ Lawrence G. Altadonna

Treasurer, Principal Financial & Accounting Officer

Date: November 1, 2010